SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement
[  ]   Confidential, for  Use  of  the  Commission  Only  (as permitted  by Rule
       14a-6(e)(2)
[X ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting   Material  Pursuant   to  Section  240.14a-11(c)  or  Section
       240.14a-12

                           DIGITIAL POWER CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ]   No fee required
[  ]   125 per Exchange Act Rules O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
       Item 22(a)(2) of Schedule 14A.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)     Title of each class of securities to which transaction applies:

2)     Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)     Proposed maximum aggregate value of transaction:

5)     Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of  the  fee  is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:______________________________________________
       2)  Form, Schedule or Registration Statement No.:________________________
       3)  Filing Party:________________________________________________________
       4)  Date Filed:__________________________________________________________

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635











To Our Shareholders:

     You are cordially invited to attend the annual meeting of the shareholders of Digital Power Corporation to be held at 10:00 a.m. PST, on September 23, 2002, at our corporate offices located at 41920 Christy Street, Fremont, California 94538.

     At the meeting, you will be asked to (i), elect six (6) directors to the board, (ii) approve the 2002 Stock Option Plan and (iii) approve other matters that properly come before the meeting, including adjournment of the meeting.

     We hope you will attend the shareholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.





                                                       s/ David Amitai
                                                       David Amitai,
                                                       Chief Executive Officer

September 5, 2002

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2002


     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Digital Power Corporation (the "Company"), a California corporation, will be held at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538, on Monday, September 23, 2002, at 10:00 a.m. (PST), for the purpose of considering and acting on the following:

     1.   To elect six (6)  directors  to  the  board  to hold office  until the
          next  annual  meeting  of  shareholders  or  until   their  successors
          are  elected  and qualified;

     2.   To approve the 2002 Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on August 12, 2002, are entitled to receive notice of and to vote at the meeting. Shareholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise.

                                            By Order of the Board of Directors



                                            s/ David Amitai
                                            David Amitai,
                                            Chief Executive Officer

September 5, 2002

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635



                                 PROXY STATEMENT


     We are furnishing this proxy statement to you in connection with our fiscal year 2002 annual meeting to be held on Monday, September 23, 2002 at 10:00 a.m.
(PST) at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538 and at any adjournment thereof. The matters to be considered and acted upon are (i) the election of six (6) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, (ii) approval of the 2002 Stock Option Plan and (iii) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of our board of directors and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any.

     Our annual report for the fiscal year 2002, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This proxy statement was first mailed to shareholders on September 5, 2002.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors.

Who is entitled to vote?

     Only shareholders of record at the close of business on the record date, August 12, 2002 (the "Record Date"), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees and FOR the approval of the approval of the 2002 Stock Option Plan.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card(s) in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

     Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Company's Secretary at Digital Power Corporation, 41920 Christy Street, Fremont, California 94538, in writing, voting in person or returning a later-dated proxy card.

Who will count the vote?

     The Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Transfer & Trust is the transfer agent for the Company's common stock. Computershare Transfer & Trust will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. You can accomplish this by contacting our transfer agent, Computershare Transfer & Trust, located at 350 Indiana Street, Suite 800, Golden, Colorado 80401, phone (303) 986-5400, fax (303) 986-2444, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     Only shares of common stock may vote. As of the Record Date, 4,510,680 shares of common stock were issued and outstanding.

     Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the shareholders' meeting. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees for director who receive the most votes will become our directors. A majority of the shares voting is required to approve all other proposals, however, the number of shares voting affirmatively must be greater than twenty-five percent (25%) of the outstanding shares.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

How will we solicit proxies?

     We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers and employees without additional compensation.

                                 STOCK OWNERSHIP

How much stock do our directors, executive officers and principal shareholders own?

     The  following  table shows the amount of our shares of common  stock (AMEX
Symbol: DPW) beneficially owned (unless otherwise indicated) by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our directors and nominees and the executive officers, directors and nominees as a group. As of July 17, 2002, there were 4,510,680 shares of common stock outstanding. All information is as of July 17, 2002. Unless indicated otherwise, the address of all shareholders listed is Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

--------------------------------------------------------------------------------
                                                        Shares Beneficially
                                                              Owned(1)
Name  & Address of Beneficial Owner                   Number            Percent
-----------------------------------                   ------            -------
Telkoor Telecom Ltd.                                 3,150,000(2)        49.1%
5 Giborei Israel
Netanya 42293
Israel

Ben-Zion Diamant                                     3,150,000(3)        49.1%

David Amitai                                         3,434,110(4)        53.6%

Josef Berger                                                  0            *

Mark L. Thum                                                  0            *

Yehezkel Mahea                                                0            *

Youval Menipaz                                                0            *

Digital Power ESOP                                     284,110            6.3%

Robert O. Smith                                        435,000(5)         8.8%

Barry W. Blank                                         260,500            5.8%
P.O. Box 32056
Phoenix, AZ  85064

All directors and executive officers as a group      3,434,110(6)        53.6%
(7 persons)
--------------------------------------------------------------------------------

Footnotes to Table
------------------
*     Less than one percent.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)   Includes warrants to purchase 1,900,000 shares exercisable within 60 days.
(3) Mr. Diamant and Mr. Amitai each serve as directors of Telkoor Telecom. Includes 3,150,000 shares of common stock beneficially owned by Telkoor Telecom, which may also be deemed beneficially owned by each Mr. Diamant and Mr. Amitai.
(4) Includes 284,110 shares owned by Digital Power ESOP of which Mr. Amitai is a trustee and may be deemed a beneficial owner.
(5)   Represents 435,000 shares subject to options exercisable within 60 days.
(6) Includes 2,335,500 shares subject to options and warrants exercisable within 60 days.

                             SECTION 16 TRANSACTIONS

     Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Securities and Exchange Commission ("Commission") during fiscal year 2001, all current directors and officers of the Company timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, except Uri Friedlander who was late filing his Form 3.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than five (5) directors and a maximum of nine (9) directors. The Board has fixed the authorized number of directors at six (6). The term of office for the directors elected at this meeting will expire at the next annual meeting of shareholders to be held in 2003 or until his earlier death, resignation or removal.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six (6) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve as director, if elected.

     The nominees for director are Messrs. Diamant, Amitai, Thum, Berger, Mahea and Menipaz. Mr. Robert O. Smith, who is currently a director, has decided not to seek re-election. The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

Ben-Zion Diamant                                             Director since 2001

     Mr. Diamant, age 52, has been the Chairman of the Board of the Company since 2001. He has also been Chairman of the Board of Telkoor Telecom Ltd. since 1994. From 1992-1994, Mr. Diamant was a partner and business development manager of Phascom. From 1989 to 1992, Mr. Diamant was a partner and manager of Rotel Communication. He earned his BA in Political Science from Bar-Ilan University.

 David Amitai                                                Director since 2001

     Mr. Amitai, age 60, has served as President and Chief Executive Officer of the Company since 2001. He has also served as President and Chief Executive Officer of Telkoor Telecom Ltd. and its subsidiary Telkoor Power Supplies since 1994. Prior to working for Telkoor Telecom Ltd., Mr. Amitai was the founder and General Manager of Tadiran's Microelectronics Division from 1978 to 1989 and the Director of Material and Logistics of Tradiran from 1989 to 1994. Mr. Amitai held positions in engineering and manufacturing at the California base semiconductor companies: Monolithic Memories (MMI) and Fairchild Semi. Mr. Amitai earned his engineering degree from California State University at San Jose, California.

Mark L. Thum                                                 Director since 2001

     Mr. Thum, age 53, has been a Director of the Company since 2001. He is currently Vice President of International Business Development for BAE Systems Information and Electronic Warefare System (formerly Sanders, a Lockheed Martin company, and formerly Loral Electronics Systems). Mr. Thum joined then Loral Electronic Systems in 1993. From 1971 to 1993, Mr. Thum worked for Grumman Aerospace Corporation. From 1989 to 1993, he was Director of Airborne Early Warning Aircraft International Programs. Mr. Thum holds a B.E. in Engineering Science from State University of New York at Stony Brook and a M.S. in Management Engineering from Long Island University.

Josef Berger                                                 Director since 2002

     Dr. Berger, age 51, has served as a Director of the Company since 2002. From 1998 to 2002, Dr. Berger was the Founder, President and Chief Executive Officer of CALY Networks, a company that made high speed wireless Internet access solutions. From 1988 to 1997, Dr. Berger was a Founder, Senior Vice President and Director of Harmonic Inc.(Nasdaq: HLIT), which provides broadband solutions to deliver video, voice and data in Cable TV and Satellite networks. Dr. Berger holds a doctorate in Physics from the Technion Israel Institute of Technology.

Yehezkel Mahea                                                           Nominee

     Mr. Mahea, age 58, is currently a Branch Manager of Bank Hapoalim, one of the leading banks in Israel, and has been since 1996. Mr. Mahea has been employed with Bank Hapoalim since 1972. He holds a Bachelors of Science in Economy and Business Administration from Ferris College University of Michigan.

Youval Menipaz                                                           Nominee

     Mr. Menipaz, age 52, has been the Managing Director of Foriland Investments since 2000, a privately owned company which invests in and manages several companies. Since 1977, he held several executive positions in leading companies within the Israeli market. Among others, he served as the Operation Manager of Osem Industries Ltd, Vice President of Elite Industries Ltd, President of

Supershuk Greenberg Ltd. Mr. Menipaz holds a Bachelors of Science in Industrial Engineering from the Technion, the Israeli Institute of Technology.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

How are directors compensated?

     All directors who are not employees of the Company are granted options to purchase 10,000 shares of common stock vesting upon completion of one year of service. All directors who are not employees are paid $10,000 per annum paid quarterly.

How often did the Board meet during fiscal 2001?

     The Board of Directors met four times and acted by unanimous consent four times during fiscal 2001. Each director attended at least 75% of the total number of meetings of the Board and Committees on which he served.

What committees has the Board established?

     We currently have a Compensation Committee and an Audit Committee. We do not have a Nominating Committee.

     At fiscal year end, the Audit Committee consisted of two (2) independent directors, Messrs. Thum and Berger. As part of its responsibilities, the Audit Committee provides assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to the Company's accounting, reporting practices of the Company, the quality and integrity of the financial statements of the Company and the capital requirements of the Company. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

     The Compensation Committee consisted of two (2) independent directors, Messrs. Thum and Berger. The Compensation Committee reviews and approves the executive compensation policies and determines employee option grants.

     In  accordance  with  Securities  Exchange  Commission   regulations,   the
following is the Audit Committee Report. Such report is not deemed to be filed with the Securities Exchange Commission.

Report of the Audit Committee

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee has also met and discussed with the Company's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues. The Audit Committee had three meetings during fiscal year 2001.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                     Respectfully submitted,
                                     DIGITAL POWER CORPORATION
                                     AUDIT COMMITTEE

                                     Mark Thum
                                     Josef Berger

Directors of the Company

     The biographies of Messrs. Diamant, Amitai, Thum and Berger can be found under Proposal 1 - Election of Directors.

Robert Smith                                                 Director since 1989

     Mr. Smith, age 57, has served as a Director of the Company since 1989. Mr. Smith has decided not to seek re-election as a Director. Since 2001, he has served as a consultant to the Company. Mr. Smith served as Chief Executive

Officer from 1989 to 2001, President from 1996 to 2001 and Chairman of the Board from 1999 to 2001. From 1980 to 1989, he served as Vice President/Group Controller of Power Conversion Group, General Manager of Compower Division, and President of Boschert, a subsidiary of Computer Products, Inc., a manufacturer of power conversion products and industrial automation systems. Mr. Smith received his B.S. in Business Administration from Ohio University and has completed course work at the M.B.A. program at Kent State University.

     PROPOSAL 2 - ADOPTION OF THE 2002 STOCK OPTION PLAN

     You are being asked to approve the adoption of our 2002 Stock Option Plan (the "2002 Plan"). Under the 2002 Plan, options to acquire up to 1,219,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants. The Board of Directors believes that stock options are an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the stock option program by employees at all levels and by directors, officers and consultants. We believe that the stock option program is important in order to maintain our culture, employee motivation and continued success.

     If adopted, the 2002 Plan will assume 919,000 options that are previously outstanding and supplement our existing option grants that have been granted under prior plans approved by the shareholders. The 2002 Plan will become effective immediately upon shareholder approval. A copy of the 2002 Plan is attached as Exhibit A.

DESCRIPTION OF THE 2002 PLAN

     Structure. The 2002 Plan is a discretionary option grant program under which eligible individuals in the Company's employ or service as directors, officers or consultants may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock in the Company. The principal features of the program are described below:

     Administration. The Compensation Committee of the Board of Directors will serve as the Plan Administrator with respect to the 2002 Plan. The term "Plan Administrator" as used in this summary means the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 2002 Plan. The Plan Administrator has the authority to interpret the 2002 Plan and the rights underlying any grants made subject to the 2002 Plan. Any decision or action of the Plan Administrator in connection with the 2002 Plan is final and binding.

     Eligibility. Employees, directors, officers and consultants in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2002 Plan. Eligible persons include in the case of an incentive stock option, employees of the Company or a subsidiary and in the case of a non-qualified stock option, employees, directors, officers and consultants of the Company or a subsidiary. Determinations as to eligibility shall be made by the Plan Administrator.

     Share Reserve. The 2002 Plan will be funded with 1,219,000 shares of common stock reserved for issuance under the 2002 Plan. Included in the 1,219,000 are options to acquire 919,000 shares of common stock which will be assumed under the 2002 Plan. The shares issuable under the 2002 Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 2002 Plan which expire or terminate prior to exercise will be available for subsequent issuance.

     Valuation. For purposes of establishing the option price for an incentive stock option and for all other valuation purposes under the 2002 Plan, the fair market value per share of common stock on any relevant date under the 2002 Plan is closing price of the shares of common stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal.

     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2002 Plan will be evidenced by an option agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2002 Plan shall terminate later than ten years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. The maximum value of shares subject to options, which can be granted as incentive stock options under the 2002 Plan during any calendar year to an individual, is $100,000. Shareholder approval of this Proposal will also constitute approval of that limit for purposes of Internal Revenue Code Section 162(m).

     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent shareholder will not be less than 110% of the fair market value of the shares on the date of grant. The Plan Administrator, may, at its discretion, issue options to purchase common stock at an exercise price less than fair market value.

     Payment for shares purchased pursuant to the 2002 Plan may be made by cash or check. The Administrator may allow other forms of payment by (i) surrender of shares of the Company owned by the optionee more than six months, or that were obtained by the optionee on the open market, (ii) cancellation of indebtedness of the Company to the Participant, (iii) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National
Association of Securities Dealers (a "NASD dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company, (iv) a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company or (vi) "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price.

     Reload Option. The Plan Administrator of the 2002 Plan may, in its discretion, grant optionee a reload option. An optionee with a reload option, who pays for his or her stock in whole or in part with stock owned by the optionee may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the optionee, only the optionee, his or her guardian or legal representative may exercise an option. However, the Plan Administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the 2002 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

     Termination of Employment. If optionee's employment is terminated, vested incentive stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the option agreement. If an employee continues service to the Company after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after three months of termination of employment, the options will not be treated as incentive stock options.

     Retirement, Death or Permanent Disability. If an optionee under the 2002 Plan ceases to be an employee of the Company due to retirement, the optionee may exercise the option within the maximum term of the option as it existed on the date of retirement. If the optionee does not exercise within three months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If a optionee becomes permanently and totally disabled or dies while employed by the Company or its subsidiary, vested options may be exercised by the optionee, the optionee's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within one (1) year after the termination of employment resulting from the disability or death, but in no event after the expiration of the option as set forth in the option agreement.

     Current or Former Directors. Current or former directors may exercise vested options at any time during the maximum term of the option.

     Suspension or Termination of Options. If the Plan Administrator reasonably believes that optionee has committed an act of misconduct, the Plan Administrator may suspend the optionee's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option whatsoever. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board of Directors.

GENERAL PROVISIONS

     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding option upon payment to the Participant of adequate consideration as specified in the 2002 Plan. The Plan Administrator may also accelerate the time within which each outstanding option may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding options.

     In the event a change of control of the Company, as defined in the 2002 Plan, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2002 Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

     Shareholder Rights. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares.

     Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding options under the 2002 Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

     Amendment and Termination. The Board may amend, suspend or terminate the 2002 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding options without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2002 Plan or by law.

     Unless sooner terminated by the Board, the 2002 Plan will in all events terminate on September 23, 2012. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     Predecessor Option Agreements. All outstanding options under any predecessor option agreement continues to be governed solely by the terms of the documents evidencing such options and no provisions of the 2002 Plan affect or otherwise modify the rights or obligations of the holders of those options. Options under the 2000 Plan and outside of a plan assumed by the 2002 Plan will be governed by the 2002 Plan.

     Securities Laws. No option shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.

     Other Provisions. The option agreements may contain such other terms, provisions and conditions not inconsistent with the 2002 Plan as may be determined by the Board or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE 2002 PLAN

     Options granted under the 2002 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to forfeiture in the event of the optionee's termination of service, the optionee will not recognize any taxable income at the time of exercise, but will have to report as ordinary income as and when the Company's forfeiture lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the forfeiture to the Company lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under
Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the forfeiture lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants to employees and directors with an exercise price per share equal to 100% of the fair market value of the shares at the time of grant will not result in any direct charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, in the form of proforma statements to those financial statements, which demonstrates the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

     On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, clarifying APB Opinion 25 ("FIN 44"),"Accounting for Stock Issued to Employees." FIN 44 provides and interpretation of APB Opinion 25 on accounting for employee stock compensation and describes its application to certain transactions. It applies on a prospective basis to events occurring after July 1, 2000, except for certain transaction involving options granted to non-employees, repriced fixed options and modifications to add reload option features, which apply to options granted after December 31, 1998. FIN 44 clarifies the following:

     - the  definition  of an employee  for purposes of applying APB Opinion No.
       25;
     - the  criteria  for  determining  whether  a  plan  qualifies  as  a  non-
       compensatory   plan;
     - the accounting consequences of various modifications to the terms of the previously fixed stock options; and
     - the  accounting  for   an  exchange  of  stock  options  in  a   business
 combination.

     The following is an example of the application of FIN 44. Option grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares (if vesting applies).

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the shares voting is required to approve the 2002 Plan. However the number of shares voting affirmatively must be greater than twenty-five percent (25%) of the outstanding shares, to approve the 2002 Plan.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 PLAN UNDER PROPOSAL 2 ON THE PROXY CARD.

Executive Officers of the Company

     The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:

--------------------------------------------------------------------------------
     Name                 Position             Age                   Period
     ----                 --------             ---                   ------
Ben-Zion Diamant          Chairman              52               2001 - Present

David Amitai              President and         59               2001 - Present
                          Chief Executive
                          Officer

Uri Friedlander           Chief Financial       39               2001 - 2002
                          Officer and
                          Secretary

Haim Yatim                Chief Financial       39               2002 - Present
                          Officer and
                          Secretary
--------------------------------------------------------------------------------

     Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. Mr. Menha's daughter is married to Mr. Diamont's son. Mr. Menipaz is the son of Mr. Amitai's cousin. The Board believes Mr. Menha and Mr. Menipaz are independent and will be Independent Directors under AMEX Rules. There are no other family relationships between any of the officers, directors or nominees.

     The biographies of Messers. Diamant and Amitai can be found under Proposal 1 - Election of Directors.

Uri Friedlander                                        Officer from 2001 to 2002

     Mr. Friedlander, age 39, has been Chief Financial Officer of the Company from November 2001 to August 2002. He has also been the Chief Financial Officer of Telkoor Telecom Ltd. and its subsidiaries since 1977. From 1991 to 1996, Mr. Friedlander was a controller of International Technology Lasers Ltd. and Quality Power Supplies Ltd., members of Clal Electronics Group. From 1986 until 1990, he served as auditor for Lyoboshitz Kasirer (currently Arthur Andersen) Public Accountants. Mr. Friedlander received a B.A. degree in Accounting and Economics from Tel-Aviv University.

Haim Yatim                                                    Officer since 2002

     Mr. Yatim, age 39, was appointed as the Company's Chief Financial Officer in August 2002. From 2000 to 2002, He was a partner at Ernst & Young. From 1995 until 2000, he was an auditor with Ernst & Young. From 1992 to 1994, he was an Auditor at Almagor. Mr. Yatim is a certified public accountant. Mr. Yatim received a B.A. degree in Accounting and Economics from Tel-Aviv University.

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long Term Compensation
                                       Annual Compensation                  Awards                   Payouts
                                 ----------------------------     -------------------------     ----------------------

                                                                  Restricted     Securities      LTIP      All Other
       Name and                                  Other Annual        Stock       Underlying     Payouts   Compensation
  Principal Position     Year      Salary        Compensation     Award(s) ($)   Options (#)      ($)
                                                      ($)

-------------------------------------------------------------     -------------------------     ----------------------
David Amitai,            2001    $     0(1)      $14,428(1)            $0        200,000(2)       $0           $0
President and Chief
Executive Officer

Robert O. Smith,         2001    $125,851              $0              $0        100,000          $0           $0
Former                   2000    $200,000              $0              $0        100,000(4)       $0           $0
President and Chief      1999    $134,038(3)           $0              $0        100,000(4)       $0           $0
Executive Officer

Chris Schofield          2001    $153,606(5)     $10,409(6)            $0            0            $0           $0
Former Managing          2000    $115,562(7)           $0              $0         25,000          $0           $0
Director, Digital        1999    $ 95,726              $0              $0         60,000(8)       $0           $0
Power Limited(9)

(1)      For the year ended December 31, 2001, Mr. Amitai received no salary.  However, the Company pays for Mr. Amitai's rent and automobile expenses in the form of a loan.  As of December 31, 2001, the amount of the loan was $14,427.53.

(2)      Represents options to purchase 200,000 shares of common stock at $0.70 per share.

(3)      Pursuant to Mr. Smith's employment contract, during 1999, Mr. Smith was entitled to receive $200,000 per annum.  Due to the financial condition of the Company, Mr. Smith only received $134,038 during 1999.

(4)      Pursuant to Mr. Smith's employment contract, he is entitled to receive options to acquire 100,000 shares of common stock at the beginning of each year. The exercise price is equal to the lower of market value as of the  first  business day of  the year or the average closing price for the first six months of each year of his contract. The exercise price for  year  2001 was $1.50; year 2000 was $1.5625 and for year 1999 the exercise price was $1.875.

(5)      Includes $62,668 in severance payments and $1,408 for accrued, but unused vacation pay.

(6)      Represents costs of company vehicle.

(7)      Includes bonus of $9,635 earned relating to 2000 accounts paid in 2001.

(8)      Represents options to acquire 25,000 shares of common stock at $1.5625 per share.

(9)      On December 31, 2001, Mr. Schofield resigned from the Company.

Employment Agreements

     On November 16, 2001, Mr. Smith entered into an consulting agreement with the Company for a period of three years, for which Mr. Smith will receive $100,000 per year and the right to receive options to purchase 100,000 shares of common stock for each year.

Options Granted in Last Fiscal Year

                                Individual Grants

      ==========================================================================
                          Number of    Percent of
                          Securities   Total Options
                          Underlying   Granted to
                          Options      Employees in    Exercise Base  Expiration
      Name                Granted      Fiscal Year     Price ($/sh)      Date
      ==========================================================================
      David Amitai        200,000         36.6%            $0.70       12/2011
      ==========================================================================
      Robert O. Smith     100,000         27.3%          $1.5625        1/2010
      ==========================================================================
      Chris Schofield      25,000          6.8%          $1.5625        1/2010
      ==========================================================================

                         Ten-Year Options/SAR Repricings

     There were no repricing of options for the fiscal year ended December 31, 2001.

Aggregated  Option  Exercises  in  Last  Fiscal Year and  Fiscal Year-End Option
Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended December 31, 2001 for all executive officers at the end of the year.

================================================================================
                                             Number of           Value of
                                             Options at      Unexercised Options
                    Shares                  December 31,       In the Money at
                   Acquired                     2001          December 31, 2001
                      Or         Value      (Exercisable/       (Exercisable/
Name               Exercised   Realized     Unexercisable)     Unexercisable)(1)
================================================================================
David Amitai          -0-        -0-           0/200,000            0/$4,000
================================================================================
Robert O. Smith       -0-        -0-             200,000/0           0/0
================================================================================
Chris Schofield       -0-        -0-             105,000/0           0/0
================================================================================

Footnotes to Table

(1)    Market price at December 31, 2001 for a share of common stock was $0.72.

                      Equity Compensation Plan Information

Compensation Plan Table

     The following table provides aggregate information as of the end of the fiscal year ended December 31, 2001 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

================================================================================
      Plan                Number of      Weighted-          Number of
    Category              Securities     average            remaining
                          to be issued   exercise           available
                          upon           price of           for future
                          exercise of    outstanding        issuance
                          outstanding    options,           under equity
                          options,       warrants           compensation
                          warrants and   and                plans
                          rights         rights             (excluding
                                                            securities
                                                            reflected in
                                                            column (a))
                              (a)           (b)                  (c)
================================================================================
Equity compensation         624,095        $1.44                310
plans approved by
security holders
================================================================================
Equity Compensation         919,000        $2.08                 0
plans not approved
by security holders
================================================================================
      Total               1,543,095        $1.74                310
================================================================================

                                  Benefit Plans

Employee Stock Purchase Plan

     We adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 2001, the ESOP owns, in the aggregate, 284,110 shares of our common stock. All employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of our common stock owned by the ESOP are voted by the ESOP trustees. Mr. Amitai, is one of two trustees of the ESOP.

1996 and 1998 Stock Option Plans and 1993 Stock Option Agreements

     We have established the 1996 and 1998 Stock Option Plans (the "Plans"). The purposes of the Plans are to encourage stock ownership by our employees, officers, and directors to give them a greater personal interest in the success of the business and to provide an added incentive to continue to advance in their employment or service to us. The Plans provide for the grant of either incentive or non-statutory stock options. The exercise price of any incentive stock option granted under the Plans may not be less than 100% of the fair market value of our common stock on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the Plans may be purchased with cash. Unless otherwise provided by the Board, an option granted under the Plans is exercisable for ten years. The Plans are administered by the

Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule and other terms of the options. The Plans may be amended, suspended, or terminated by the Board but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by us. No option is transferable by the optionee other than by will or the laws of descent and distribution.

     As of December 31, 2001, a total of 753,000 options are authorized to be issued under the Plans and options to purchase 593,595 shares of common stock were outstanding. Under the 1993 Stock Option Agreements, the Company, as of December 31, 2001, has outstanding options to purchase 30,500 shares of common stock at $1.80 per share expiring May 2003. These options were granted to employees in May 1993 and are now fully vested. The weighted average exercise price per share was $1.74.

     As of June 30, 2002, there were options to purchase 420,040 shares of common stock outstanding under the Plans and options to purchase 17,500 shares of common stock outstanding under the 1993 Stock Option Agreements.

Equity Compensation Plans Not Approved by Security Holders

     We have established the 2000 Stock Option Plans (the "2000 Plan") for officers, directors, employees and consultants. Under the plan, we may grant non-statutory stock options. The 2000 Plan is administered by the Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule and other terms of the options. Shares subject to options under the Plans may be purchased with (i) cash or (ii) promissory note, if permitted by the Compensation Committee. Unless otherwise provided by the Board, an option granted under the 2000 Plan is exercisable for ten years. The 2000 Plan may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. No option is transferrable by the optionee other than by will or the laws of descent and distribution.

     As of December 31, 2001, options to purchase a total of 500,000 shares of common stock are authorized to be issued under the 2000 Plan. As of December 31, 2001 and June 30, 2002, options to purchase a total of 919,000 and 906,000 shares, respectively, of common stock issued under the 2000 Plan and outside of a plan. The weighted average exercise price per share was $2.08 as of December 31, 2001. If Proposal Number 2 is adopted, options granted under the 2000 Plan and outside of a Plan will be assumed by the 2002 Plan.

401(k) Plan

     We adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of our full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. We match contributions at the rate of $.25 for each $1.00 contributed. We can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust. The amount contributed on behalf of Mr. Smith for 2001 was $2,059. No amount was contributed on behalf of Mr. Amitai or Mr. Schofield in 2001.

Certain Related Transactions

     On November 16, 2001, we sold Telkoor Telecom Ltd. (i) 1,250,000 shares of common stock (ii) a warrant to purchase an additional 900,000 shares of common stock at $1.25 per share; and (iii) a warrant to purchase an additional 1,000,000 shares of common stock at $1.50 per share for the aggregate purchase price of $1,250,000. The 900,000 share warrant will expire sixty (60) days after we file our Form 10-KSB for the year ending December 31, 2002 and the 1,000,000 share warrant will expire on December 31, 2003. Our Chairman, Mr. Diamant owns 34.03% and our President and Chief Executive Officer, Mr. Amitai owns 33.99% of the outstanding shares of Telkoor Telecom Ltd.

Legal Proceedings

     On April 25, 2002, Celetron USA, Inc. filed a complaint against the Company in the Superior Court of the State of California for the County of Alameda (Case No. 2002-047625). Celetron is alleging breach of contract, among other claims, in connection with the purchase of power supplies by the Company from Celetron. Celetron is seeking damages of approximately $126,000. This has been settled out of court. The total settlement amount of $70,000 has been scheduled to be paid in four installment payments beginning June 2002.

Independent Auditors

     The firm of Hein + Associates served as our independent auditors for the year ended December 31, 2001, and during the course of that fiscal year they were also engaged by us to provide certain non-audit services.

     Audit Fees. Fees for the last annual audit were $58,871.

     Financial Information Systems Design and Implementation Fees. The aggregate fees billed for professional services for designing or implementing a hardware or software system that aggregates data and generates information underlying our financial statements rendered by our independent auditor for the fiscal year ended December 31, 2001 was $0.

     All Other Fees. The aggregate fees billed for all other professional services rendered by our independent auditor, including tax services, for the fiscal year ended December 31, 2001 were $92,378.

     A representative of our independent auditors for the year 2002 will not be at the meeting.

Proposals of Shareholders

     Proposals by shareholders intended to be presented at our fiscal year 2003 annual meeting of shareholders must be received by us not later than May 26, 2003, for consideration for possible inclusion in the proxy statement relating to that meeting.

Annual Report to Shareholders

     The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, including audited financial statements, has been mailed to the shareholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER BUSINESS

     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board of Directors.

                                              By Order of the Board of Directors



                                              s/ David Amitai
                                              David Amitai,
                                              President
September 5, 2002

PROXY


                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David Amitai and Uri Friedlander as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Digital Power Corporation held of record by the undersigned as of August 12, 2002, at the Annual Meeting of Shareholders to be held at the Company's headquarters located at 41920 Christy Street, Fremont, CA 94538, at 10:00 a.m. (PST), on Monday, September 23, 2002, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

Proposal 1:   To  elect directors  to serve for the ensuing year and until their successors are elected.

Nominees
--------
Ben-Zion Diamant           [  ]   FOR          [  ]   WITHHOLD AUTHORITY
David Amitai               [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Mark L. Thum               [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Josef Berger               [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Yehezkel Menha             [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Youval Menipaz             [  ]   FOR          [  ]   WITHHOLD AUTHORITY

Proposal 2:   To approve the 2002 Stock Option Plan

                           [  ]    FOR         [  ]   WITHHOLD AUTHORITY

Proposal 3:   To  transact  such  other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR

POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__
                                                -------------------------------
                                                Signature



                                                -------------------------------
                                                Signature

                                  Common Stock


Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Exhibit A
                                    ---------

                            DIGITAL POWER CORPORATION
                             2002 STOCK OPTION PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company's future performance through the award of Options. Capitalized terms not defined in the text are defined in Section 22.

2. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall be approved by the shareholders of the Company, consistent with applicable laws, after the date this Plan is adopted by the Board. No Option shall be granted after termination of this Plan, but all Options granted prior to termination shall remain in effect in accordance with their terms. The plan will assume all options to purchase shares granted under the 2000 Stock Option Plan and all other outstanding options granted other than those issued pursuant to an stock option plan approved by the shareholders. The Effective Date of this Plan will be the date approved by the shareholders. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the shareholders.

4. SHARES SUBJECT TO THIS PLAN.

     4.1. Number of Shares Available. Subject to Section 4.2, the total number Shares reserved and available for grant and issuance pursuant to this Plan will be One Million Two Hundred Nineteen Thousand (1,219,000). Outstanding shares of the Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures or warrants to purchase Shares) but not outstanding Options to acquire Shares.

           a. Subject to Sections 4.2, Shares will again be available for grant and issuance in connection with future Options under this Plan, if the shares are subject:

              i. to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

              ii.   to an Option granted hereunder but are forfeited; or

              iii. to an Option that otherwise terminates without Shares being issued.

     However, in the event that prior to the Option's forfeiture, termination, expiration or lapse, the holder of the Option at any time received one or more elements of "beneficial ownership" pursuant to such Option (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not again be made available for regrant under the Plan.

              b. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan. The Shares to be issued hereunder upon exercise of an Option may be either authorized but unissued, or previously issued and subsequently reacquired. However, when the exercise price for an Option granted under this Plan is paid in an "immaculate" or "cashless" exercise with previously outstanding shares or with the shares underlying the Option which is being exercised, the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of Shares for which such Option is thus exercised without regard to the number of shares received or retained by the Company in connection with that exercise. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

               i. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.

               ii. While an Option is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

     4.2 Adjustments. Should any change be made to the Stock of the Company by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Option shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure all Options are to purchase a whole number of Shares.

5.       ADMINISTRATION OF THIS PLAN.
         ---------------------------

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by and shall serve at the pleasure of the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Options; determine the number of Shares subject to Options; determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Option Agreements to provide for, among other things, any change or modification which the
Administrator could have provided for upon the grant of an Option or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Option; and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

6.       GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.
         -----------------------------------------------

     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Option Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. The maximum value of Shares subject to Incentive Stock Options, which can be granted under the Plan during any calendar year to any individual is $100,000.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

          6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Option Agreement shall contain any such vesting schedule.

          6.2.2.  Option  Term.  Each  Option  and  all  rights  or  obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Shareholder")), and shall be subject to earlier termination as hereinafter provided.

          6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the

Shares purchased shall be made in accordance with Section 7 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

          6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          6.2.5. Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his or her guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the
Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

          6.2.6. Exercise After Certain Events.

                 i. Termination of Employment - Employee/Officer

                    (1) Incentive Stock Options.

                         (a)  Termination  of All  Services.  If for any  reason
other than retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Option Agreement and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder)).

                         (b) Continuation of Services as Consultant/Advisor.  If
a Participant granted an Incentive Stock Option terminates employment, but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment, but shall be entitled to exercise within three (3) months of termination of services to Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement and (ii) ten years from the Grant Date). However, if Participant does not exercise within three (3) months of termination of employment under the conditions permitted under this Section 6.2.6(i)(1)(b), the Option will not qualify as an Incentive Stock Option.

                    (2)  Non-Qualified Stock Options.

                         (a)  Termination  of All  Services.  If for any  reason
other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

                         (b)  Continuation of Services as Consultant/Advisor. If
a Participant granted a Non-qualified Stock Option Terminates employment, but continues as a consultant, advisor or in a similar capacity to the Company or a

Subsidiary, Participant need not exercise the Option within three (3) months of Termination, but shall be entitled to exercise within three (3) months of termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

                          ii.  Retirement.   If  a Participant granted an Option
ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term "Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary, excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

                          iii. Permanent  Disability  and  Death  of   Employee/
Officer. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder if the option is an Incentive Stock Option)).

                          iv.  Termination of  Directorship.  If for any reason,
including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination held at the date of such termination (to the extent then exercisable and not forfeited in accordance with the provisions of this Plan or pursuant to an Option Agreement) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder if the option is an Incentive Stock Option)). However, if Participant holds Incentive Stock Options and does not exercise within three (3) months of Termination of employment, the Options will not qualify as Incentive Stock Options.

     6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have:

          i. committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary;

          ii. deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary;

          iii.  made  any  unauthorized   disclosure  of  any  trade  secret  or
confidential information of Company or a Subsidiary;

          iv. induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or

          v. engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder.

     The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

     The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

          i. engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

          ii. diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

          iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

          iv. engaged in any other activity that is inimical, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a
Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

          v. refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a
Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

     Should any provision to this Section 6.2.7 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement and the rights and obligations of the parties shall be construed and enforced accordingly.

     6.3. Limitations on Grant of Incentive Stock Options.

          6.3.1.  The aggregate  Fair Market Value  (determined  as of the Grant
Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 17) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

          6.3.2. There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code
Section 422.

          6.3.3. No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

7.       PAYMENT FOR SHARE PURCHASES.

     7.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash, check or where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

          7.1.1. by cancellation of indebtedness of the Company to the Participant;

          7.1.2. by surrender of shares of Stock of the Company that either: (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

          7.1.3. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          7.1.4. by forfeiture of Option shares equal to the value of the exercise price pursuant to a so-called "immaculate cashless exercise," or

          7.1.5. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

     7.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8.   WITHHOLDING TAXES.

     8.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Options granted under this Plan or Shares are forfeited pursuant to an "immaculate cashless exercise," the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option, the disposition by a Participant or other person of Options or Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

     8.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

9. NO PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 10. Subject to Sections 17 and 18, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

10. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase at the Exercise Price of the Shares acquired under an Option or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase the Shares acquired under an Option at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option.

11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13. EXCHANGE AND BUYOUT OF OPTIONS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Administrator may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to
(a) obtaining all approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of all registrations or other qualifications of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Option, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Option shall bear any legend required by or useful for purposes of compliance with applicable securities laws, this Plan or the Option Agreement.

15.  RIGHTS OF EMPLOYEES.

     15.1. No Obligation to Employ. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

     15.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Options granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Option or Options under this Plan, the Administrator may, subject to this Section 15, make any adjustments it deems appropriate.

16.  ADJUSTMENT  FOR CHANGES IN  CAPITALIZATION.  The  existence of  outstanding
Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

17.  DISSOLUTION, LIQUIDATION, MERGER.

     17.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company's assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised, provided however, that the Change of Control Section 18.1 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

     17.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

18.  CHANGE OF CONTROL.

     18.1. Definition. If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and
(ii) in an individual Award Agreement.

     18.2. Limitation on Options. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Option Agreement, if the right to receive or benefit from an Option under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

19. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Shareholders even if such approval is not expressly required by this Plan or by law.

20. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferrals.

21. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     22.1 "Board" means the Board of Directors of the Company.

     22.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     22.3 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     22.4 "Company" means Digital Power Corporation, a California corporation and its subsidiaries or any successor corporation.

     22.5 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     22.6 "Effective Date" has the meaning set forth in Section 2.

     22.7 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

     22.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     22.9 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     22.10 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

     22.11 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the Option of which contains such provisions as are necessary to comply with that section.

     22.12 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Option is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

     22.13 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     22.14 "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

     22.15 "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

     22.16 "Option" means an option to purchase Shares pursuant to Section 6.

     22.17 "Option Agreement" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

     22.18 "Optionee" means the holder of an Option.

     22.19 "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; and as may otherwise be defined in regulations promulgated under Section 162(m) of the Code

     22.20 "Participant" means a person who receives an Option under this Plan.

     22.21 "Plan" means this 2002 Stock Option Plan, as amended from time to time.

     22.22 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     22.23 "SEC" means the Securities and Exchange Commission.

     22.24 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     22.25 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

     22.26 "Stock" means the Common Stock, no par value, of the Company, and any successor entity.

     22.27 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     22.28 "Termination," "Terminated" or "Terminates" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator;

provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     22.29 "Unvested Shares" means "Unvested Shares" as defined in the Option Agreement.

     22.30 "Vested Shares" means "Vested Shares" as defined in the Option Agreement.

     22.31  "Vesting  Date" means the date on which an Option  becomes wholly or
partially   exercisable,   as  determined  by  the  Administrator  in  its  sole
discretion.